UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported) November 15, 2011

RELIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Missouri (State or Other Jurisdiction of Incorporation)	000-52588 (Commission File Number)	43-1823071 (IRS Employer Identification No.)

10401 Clayton Road Frontenac, Missouri (Address of principal executive offices)	63131 (Zip Code)
Registrant's telephone number, including area code
(314) 569-7200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act.
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 15, 2011, Daniel W. Jasper, President and Chief Executive Officer of Reliance Bank, FSB, a wholly owned subsidiary of Reliance Bancshares, Inc. (the "Company"), notified the Company of his intent to retire, effective December 31, 2011.

Item 8.01.	Other Events.
On December 19, 2011, Reliance Bank, FSB appointed Roy A. Wagman as Chief Executive Officer of Reliance Bank, FSB and Kim R. Donnelly as President and Chief Operating Officer of Reliance Bank, FSB, subject to regulatory approval, to be effective January 1, 2012. Currently, Mr. Wagman serves as Executive Vice President and Chief Risk Officer of the Company, Reliance Bank and Reliance Bank FSB. Ms. Donnelly currently serves as Senior Vice President of Reliance Bank, FSB.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2011

RELIANCE BANCSHARES, INC. (Registrant)

By:	/s/ Allan D. Ivie, IV
Name: Allan D. Ivie, IV
Title: President and Chief Executive Officer